SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 26, 2000
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                             FORT JAMES CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Virginia
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                 (State or other jurisdiction of incorporation)



                    1-7911                               54-0848173
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            (Commission File Number)        (IRS Employer Identification Number)



               1650 Lake Cook Road, Deerfield, Illinois 60015-4753
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          (Address of principal executive offices, including zip code)



         Registrant's telephone number, including area code: (847) 317-5000
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Item 5. Other Events.

         On October 26, 2000 Fort James Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)      99.1     Press release dated October 26, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FORT JAMES CORPORATION



                                By: /s/ Clifford A. Cutchins, IV
                                _______________________________________________
                                        Clifford A. Cutchins, IV
                                        Senior Vice President, General Counsel
                                        and Corporate Secretary



Date:  October 26, 2000